EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Seth Shaw, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the quarterly report on Form 10-Q of Tauriga Sciences, Inc. for the period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the  Securities Exchange Act of 1934 ; and

(b)	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Tauriga Sciences, Inc.

Date: November 19, 2013	By:	/s/ Seth Shaw
Seth Shaw
Chief Executive Officer and Interim Chief Financial Officer